Supplement dated June 21, 2021

to the

Prospectuses dated April 30, 2021

for

Commonwealth Annuity Advantage Variable Annuity

ExecAnnuity Plus 91 and 93 Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company

through its
Separate Account VA-K

The Board of Trustees (the “Board”) of the Forethought Variable Insurance Trust (the “Trust”) approved an Agreement and Plan of Reorganization that provides for the reorganization of each Acquired Portfolio listed below into the corresponding Acquiring Portfolio listed below (collectively, the “Reorganizations”). The Reorganizations are expected to take place after the close of business on or about August 20, 2021 (the “Merger Date”).

Acquired Portfolio	Acquiring Portfolio
Global Atlantic BlackRock Disciplined Small Cap Portfolio (Class II shares)	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (Class II shares)
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (Class II shares)	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (Class II shares)
Global Atlantic BlackRock Disciplined U.S. Core Portfolio (Class II shares)	Global Atlantic BlackRock Disciplined Core Portfolio (Class II shares)
Global Atlantic Goldman Sachs Global Equity Insights Portfolio (Class II shares)	Global Atlantic BlackRock Disciplined International Core Portfolio (Class II shares)
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio (Class I shares)	Global Atlantic BlackRock Disciplined Growth Portfolio (Class I* shares)

*Class I shares will commence operations on the Merger Date.

Prior to the Merger Date, you may transfer any Contract value that is invested in the Acquired Portfolios to other investment options currently available under your Contract. If you have previously given us instructions to automatically allocate future purchase payments to the Acquired Portfolios, you should provide us new allocation instructions prior to the Merger Date.

Effective after of the close of business on August 20, 2021, the following changes will occur:

•	You will no longer be able to allocate new purchase payments to the Acquired Portfolios;

•	You will no longer be able to make sub-account transfers to the Acquired Portfolios;

•	Any Contract value allocated to the Acquired Portfolios will be automatically transferred into the corresponding Acquiring Portfolios; and

•	Program Enrollments (Dollar Cost Averaging, Automatic Asset Rebalancing programs and Systematic Withdrawal Plans) will continue uninterrupted and will be automatically updated to reflect the Acquiring Portfolios, unless you provide us with new enrollment instructions prior to the Merger Date.

Effective on or about August 20, 2021, the Global Atlantic BlackRock Disciplined Growth Portfolio will be added as an available investment option under your Contract. In your prospectus, under “Appendix A – Funds Available Under the Contract,” the below fund information is added to the table.

Fund Objective	Fund – Share Class (Adviser/Sub-Adviser)	Current Expenses	Average Annual Total Returns (as of Dec. 31, 2020)
			1 Year	5 Year	10 Year
Seeks to provide long-term capital appreciation.	Global Atlantic BlackRock Disciplined Growth Portfolio – Class I(2)(3) Advised by Global Atlantic Investment Advisors, LLC. Sub-Advised by BlackRock Investment Management, LLC.	0.57	N/A	N/A	N/A

(2) This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

(3)  Global Atlantic BlackRock Disciplined Growth Portfolio Class I Shares is expected to commence operations effective on or about August 20, 2021.

Information Pertaining to the Sub-Account Transfer Rule

•	From July 7, 2021 until August 20, 2021, any money currently invested in the Acquired Portfolios may be redirected to investment options currently available under your Contract and will not count as a transfer toward the limitation of allowable transfers per contract year.

•	The transfer of your Contract value from any Acquired Portfolio as a result of the Reorganizations will not be counted against any limitation on the number of transfers that may be performed.

•	During the 60 days after the Closing Date, you will be allowed one Sub-Account transfer from each Acquiring Portfolio that will not count as a transfer toward the limitation of allowable transfers per contract year.

Upon completion of the Reorganization, all references to the Acquired Portfolios in the prospectus are deleted.

This Supplement Should Be Retained for Future Reference.

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